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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2002
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                               Echelon Corporation

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             (Exact name of registrant as specified in its charter)

           Delaware                      000-29748              77-0203595
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
        incorporation)                                       Identification No.)

            550 Meridian Ave., San Jose, California                95126
            (Address of principal executive offices)            (Zip Code)
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Registrant's telephone number, including area code: (408) 938-5200
                                                    --------------

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         (Former name or former address, if changed since last report.)

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Item 2. Acquisition of Assets

     On January 31, 2002, pursuant to the Agreement and Plan of Reorganization dated as of January 7, 2002 by and among Echelon Corporation ("Echelon"), BeAtHome.com, Inc. ("BeAtHome"), BAH Acquisition Corporation, Thor Iverson, Dan and Lisa Malmstrom, Jeff Johnson, Dan Schulz, Howard Dahl, David Arvig, and with respect to Articles VII and IX only Thor Iverson as Stockholder Representative and U.S. Bank Trust, National Association as Escrow Agent, as amended on January 30, 2002 (the "Agreement"), Echelon acquired all of the outstanding shares of BeAtHome, a North Dakota corporation, in exchange for cash plus the assumption and payment of certain indebtedness. As a result of the Agreement BeAtHome is now a wholly-owned subsidiary of Echelon.

     A copy of the Agreement (omitting exhibits and certain schedules) and the press releases issued by Echelon announcing the acquisition are attached as exhibits hereto and are incorporated herein by reference in their entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Financial Statements of Business Acquired

                  The required financial information of BeAtHome will be filed by Echelon by amendment within the prescribed time period.

            (b)   Pro Forma Financial Information

                  The required pro forma financial information will be filed by Echelon by amendment within the prescribed time period.

            (c)   Exhibits

                  Exhibit
                   Number      Description

                   ------      -----------

                    2.1 Agreement and Plan of Reorganization dated as of January 7, 2002 by and among Echelon Corporation, BeAtHome.com, Inc., BAH Acquisition Corporation, Thor Iverson, Dan and Lisa Malmstrom, Jeff Johnson, Dan Schulz, Howard Dahl, David Arvig, and with respect to Articles VII and IX only Thor Iverson as Stockholder Representative and U.S. Bank Trust, National Association as Escrow Agent, as amended on January 30, 2002.

                    99.1       Press Release dated January 8, 2002.

                    99.2       Press Release dated February 1, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ECHELON CORPORATION

Dated: February 14, 2001


                                        By: /s/ Oliver R. Stanfield
                                            ------------------------------------
                                            Oliver R. Stanfield
                                            Executive Vice President and Chief
                                            Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number    Description

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      2.1         Agreement and Plan of Reorganization dated as of January 7,
                  2002 by and among Echelon Corporation, BeAtHome.com, Inc., BAH Acquisition Corporation, Thor Iverson, Dan and Lisa Malmstrom, Jeff Johnson, Dan Schulz, Howard Dahl, David Arvig, and with respect to Articles VII and IX only Thor Iverson as Stockholder Representative and U.S. Bank Trust, National Association as Escrow Agent, as amended on January 30, 2002.

      99.1        Press Release dated January 8, 2002.

      99.2        Press Release dated February 1, 2002.